UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 21, 2022

Baxter International Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-4448	36-0781620
(Commission File Number)	(I.R.S. Employer Identification No.)

One Baxter Parkway, Deerfield, Illinois	60015
(Address of principal executive offices)	(Zip Code)

(224)948-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	BAX (NYSE)	New York Stock Exchange
Chicago Stock Exchange
1.3% Global Notes due 2025	BAX 25	New York Stock Exchange
1.3% Global Notes due 2029	BAX 29	New York Stock Exchange
0.4% Global Notes due 2024	BAX 24	New York Stock Exchange
3.95% Global Notes due 2030	BAX 30	New York Stock Exchange
1.73% Global Notes due 2031	BAX 31	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act: ☐

Item 7.01 Results of Operations and Financial Condition.

On March 21, 2022, Baxter International Inc. (the “Company” or “Baxter”) submitted responses to the additional information requests from the U.S. Food & Drug Administration (“FDA”) with respect to two 510(k) applications for Baxter’s new Novum IQ infusion platform. The responses cover the NOVUM IQ Large Volume Pump (the “Novum LVP”) and related Dose IQ Safety Software. The Company currently expects FDA to respond on these two submissions by the end of April 2022. The Company intends to launch the Novum LVP in the United States shortly after receiving clearance from FDA.

The Company is also preparing to submit responses to the additional information requests from FDA with respect to its final 510(k) for the NOVUM IQ Syringe Pump in the second quarter of 2022.

This Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including with respect to statements regarding the anticipated timing of FDA’s response on the Novum LVP and Dose IQ Safety Software submissions, the anticipated launch of the Novum LVP in the U.S. and the submission of responses to additional information requests on the Company’s NOVUM IQ Syringe Pump application. Use of the words “may,” “will,” “would,” “could,” “should,” “believes,” “estimates,” “projects,” “potential,” “expects,” “plans,” “seeks,” “intends,” “evaluates,” “pursues,” “anticipates,” “continues,” “designs,” “impacts,” “affects,” “forecasts,” “target,” “outlook,” “initiative,” “objective,” “designed,” “priorities,” “goal,” or the negative of those words or other similar expressions is intended to identify forward-looking statements that represent our current judgment about possible future events. The statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: future discussions with and actions of FDA and other risks identified in Baxter’s most recent filings on Form 10-K and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 22, 2022

BAXTER INTERNATIONAL INC.

By:	/s/ Giuseppe Accogli
Name:	Giuseppe Accogli
Title:	Executive Vice President and Chief Operating Officer